Supplement to the
Fidelity® Blue Chip Growth Fund and Fidelity Blue Chip Value Fund
September 29, 2010
Prospectus

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 9.

Michael Chren (portfolio manager) has managed Fidelity Blue Chip Value Fund since November 2010.

The following information replaces the biographical information for Charles Hebard found in the "Fund Management" section beginning on page 26.

Michael Chren is portfolio manager of Fidelity Blue Chip Value Fund, which he has managed since November 2010. He also manages other Fidelity funds. Prior to joining Fidelity Investments in 2009, Mr. Chren was a senior managing director and senior portfolio manager for Allegiant Asset Management Group beginning in 2004.

BCF/BCV-10-01  November 4, 2010
1.798338.119